EXHIBIT 10.7

                                    GUARANTY

                  GUARANTY dated February 23, 1999, made by WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation (the "Guarantor"), in favor of ARTRA GROUP INCORPORATED ("Lender") to secure the obligations of NA ACQUISITION CORP., a Pennsylvania corporation (the "Borrower").

                                   BACKGROUND

         A. The Borrower and the Lender are parties to a Loan Agreement dated of even date herewith (such agreement, as amended or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement") pursuant to which the Lender has agreed to make a certain loan (the "Loan") to the Borrower.

         B. As a condition to entering into the Loan Agreement and making the Loan, the Lender has required that the Guarantor shall have executed and delivered to the Lender an instrument guaranteeing the Obligations of the Borrower under the Loan Agreement, the Note, and the other loan documents referred to in the Loan Agreement (collectively the "Loan Documents").

         C. The Guarantor has determined that the extension of credit to the Borrower under the Loan Agreement directly benefits, and that its execution, delivery and performance of this Guaranty is within the corporate purposes and in the best interests of, the Guarantor.

         D. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

                                    COVENANTS

         NOW, THEREFORE, in consideration of the undertakings of the Lender pursuant to the Loan Agreement and intending to be legally bound, the Guarantor hereby agrees as follows:

         1.  Guaranty.   The  Guarantor  hereby   irrevocably,   absolutely  and
unconditionally guarantees and becomes surety for the Obligations (as that term is defined in the Loan Agreement).

         2. Guarantor's Obligations Unconditional.

                           (a)  The  Guarantor   hereby  guarantees   that   the
Obligations will be paid strictly in accordance with the terms of the Loan Documents. The liability of the Guarantor hereunder shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of any such Loan Document or any agreement or instrument relating thereto, including, without limitation, the lack of validity or enforceability of all or any portion of the liens or security interests granted thereby; (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from the terms of any such Loan Document;



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(iii) any exchange or release of, or  non-perfection  of any lien on or security interest in, any collateral, or any release or amendment or waiver of or consent to any departure from the terms of any other guaranty for all or any of the Obligations; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor or obligor in respect of the Obligations or the Guarantor in respect hereof; or (v) the absence of any action on the part of the Lender to obtain payment of the Obligations from the Borrower or from the Guarantor or from any other guarantor or obligor. Notwithstanding anything contained herein to the contrary, if and when the Merger (as defined in the Loan Agreement) is consummated, this Guaranty shall terminate and be of no further force or effect, regardless of whether the Obligations continue in effect thereafter.

                           (b) This Guaranty  (i) is  a continuing guarantee and
shall remain in full force and effect until all of the Obligations have been paid in full; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded, avoided or rendered void as a preferential transfer, impermissible set-off, fraudulent conveyance or must otherwise be returned or disgorged by the Lender upon the insolvency, bankruptcy or reorganization of either the Borrower or the Guarantor or otherwise, all as though such rescinded, avoided or voided payment had not been made, and notwithstanding any action or failure to act on the part of the Lender in reliance on such payment.

         3. Waivers.  The Guarantor  hereby waives (i) promptness and diligence;
(ii) notice of the incurrence of any Obligation by the Borrower; (iii) notice of any actions taken by the Lender or the Borrower under any Loan Document or any other agreement or instrument relating thereto; (iv) acceptance of this Guaranty and reliance thereon by the Lender; (v) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Obligations, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder or of any other guarantor, the omission of or delay in which, but for the provisions of this Section 3, might constitute grounds for relieving the Guarantor of its obligations hereunder; (vi) any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower, the Guarantor, any other person or any collateral; and (vii) notice of any election by the Lender to sell any of the property mortgaged, assigned or pledged as security for any of the Obligations at a public or private sale.

         4. Subrogation and Similar Rights. The Guarantor waives any right of subrogation to the claims of the Lender against the Borrower, and any right of indemnification by or contribution from the Borrower, arising by reason of any payment made by the Guarantor hereunder or otherwise. If notwithstanding such waiver, any amount shall be paid to the Guarantor on account of such subrogation, indemnification or contribution at any time when all of the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Lender, shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Lender, to be applied in whole or in part by the Lender against the





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Obligations,  whether matured or unmatured,  in accordance with the terms of the
Loan Agreement.

         5. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                           (a)  The  Guarantor   (i)  is  a   corporation   duly
organized, validly existing and in good standing under the laws of the state of its incorporation as set forth on the first page hereof; and (ii) has all requisite corporate power and authority to execute, deliver and perform this Guaranty.

                           (b) The  execution,  delivery and  performance by the
Guarantor of this Guaranty are within its corporate power, have been duly authorized by all necessary corporate action, do not and, to the Guarantor's knowledge, will not contravene any law or governmental regulation or any contractual restriction binding on or affecting the Guarantor or any of its property, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its property.

                           (c) No  authorization or approval or other action by,
and no notice to or filing with, any governmental authority or other regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guaranty.

                           (d) This  Guaranty is a valid and binding  obligation
of the Guarantor, enforceable against the Guarantor in accordance with its terms.

                           (e) There is no action,  suit or  proceeding  pending
or, to the Guarantor's knowledge, threatened against or otherwise affecting the Guarantor before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect the Guarantor's ability to perform its obligations hereunder.

         6.       Miscellaneous.

                           (a) The Guarantor will make each payment hereunder in
lawful money of the United States of America and in same day funds to the Lender at its address as set forth in the Loan Agreement.

                           (b) This  Guaranty  contains the entire  agreement of
the parties hereto with respect to the subject matter hereof. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Lender, and no waiver of any provision of this Guaranty, and no waiver or consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.





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                           (c) No failure on the part of the Lender to exercise,
and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver hereof or thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any of the Loan Documents and under this Guaranty against any party thereto are not conditional or contingent upon any attempt by the Lender to exercise any of its rights under any other Loan Document or under this Guaranty against any such party or against any other person.

                           (d)  Any   provision  of  this   Guaranty   which  is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate such provision to the extent it is not prohibited or unenforceable in any other jurisdiction, nor invalidate the remaining provisions hereof or thereof, all of which shall be liberally construed in favor of the Lender in order to effect the provisions hereof.

                           (e)  This  Guaranty  shall  (i)  be  binding  on  the
Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns. Notwithstanding the foregoing clause
(e)(i), none of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Lender.

                           (f) This Guaranty  shall be governed by and construed
in accordance with the internal laws, and not the law of conflicts, of the Commonwealth of Pennsylvania.

                           (g)  The   Guarantor   agrees   that  any  action  or
proceeding against the Guarantor to enforce, or arising out of, this Guaranty may be commenced in state or federal court in any county in the Commonwealth of Pennsylvania in which the Lender has an office, or in any other location where the Guarantor or any of its property is located, and the Guarantor waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail.

                           (h)  The  paragraph  headings  used  herein  are  for
convenience only and do not affect or modify the terms and conditions hereof.

         7. Judicial Proceedings. Any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by the Guarantor or the Lender, or any of their successors or assigns, on or with respect to this Agreement or the dealings of the Guarantor or the Lender with respect hereto, shall be tried only by a court and not by a jury. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, the Guarantor waives any right it may have to claim or recover, in any such suit, action or





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proceeding,  any special,  exemplary,  punitive or consequential  damages or any
damages  other  than,  or  in  addition  to,  actual   damages.   THE  GUARANTOR
ACKNOWLEDGES AND AGREES THAT THIS PARAGRAPH IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE LENDER WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS PARAGRAPH WERE NOT A PART OF THIS AGREEMENT.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.


Attest:                                      WORLDWIDE WEB NETWORX
                                             CORPORATION


By: ___________________________              By:  ___________________________
      Title:                                      Title:































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